Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events
Subsequent Events

21. Subsequent Events

On January 15, 2026, the Company drew down the full amount of the $80.0 million JOLCO Greenhouse Facility (as described in Note 10).

On January 20, 2026, the Company delivered a notice of redemption to the holders of its 8.500% Senior Notes, pursuant to the terms of the indenture governing the notes. The Company elected to redeem all of the outstanding 8.500% Senior Notes on March 2, 2026 (the “Redemption Date”). The record date for determining holders entitled to receive the redemption payment is February 27, 2026. The Notes will be redeemed at a price equal to 100.00% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest from (and including) September 1, 2025 to (but not including) the Redemption Date, and any Additional Amounts, if applicable. The aggregate redemption price is expected to be approximately $273.9 million, consisting of $262.8 million of outstanding principal and approximately $11.2 million of accrued but unpaid interest, assuming a Redemption Date of March 2, 2026.

On January 20, 2026, the Company announced a strategic partnership with an unrelated third party, Glenfarne Group LLC, to advance the Alaska LNG project. In connection with this partnership, the Company committed to a $50.0 million equity investment in the project and was designated as a preferred provider for at least six liquefied natural gas (“LNG”) carriers.

In January and February 2026, the Company reached agreements with chinese shipyards for the construction of four Newcastlemax drybulk carriers of approximately 211,000 DWT each, with an aggregate purchase price of $297.3 million and expected delivery dates in 2028.

On February 9, 2026, the Company declared a dividend of $0.90 per share of common stock payable on March 4, 2026, to holders of record on February 23, 2026.

In February 2026, the Company exercised its option to enter into shipbuilding contracts for the construction of two additional 5,300 TEU newbuilding containerships (see Note 4) at an aggregate purchase price of $126.0 million, with expected delivery dates in 2029.

In February 2026, the Company notified the bank that on March 2, 2026 together with the quarterly instalments under the Syndicated $450.0 million Facility for the tranches relating to the vessels Catherine C, Greenland, Interasia Accelerate, and Interasia Amplify, amounting to $3.3 million, the Company would also prepay in full the outstanding principal amount of $213.8 million, resulting in a total cash outflow of $217.1 million.

Pursuant to the $300.0 million authorized share repurchase program, as described in Note 18, subsequently to December 31, 2025, the Company repurchased 60,819 shares in open market transactions. As of the date of this report, under the $300.0 million authorized share repurchase program, the Company has repurchased a total of 3,247,444 shares of its common stock in the open market for $235.1 million.